UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2021

BioVie Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39015	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 Colorado Avenue, Suite 230 Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

(310) 444-4300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Class A Common Stock, par value $0.0001 per share	BIVI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 27, 2021, BioVie Inc. (the “Company” or “BioVie”) entered into an Asset Purchase Agreement (the “APA”) with NeurMedix, Inc. (“NeurMedix”) and Acuitas Group Holdings, LLC (solely for purposes of Section 10.16 of the APA) (“Acuitas”), pursuant to which the Company agreed to acquire certain assets from NeurMedix and assume certain liabilities of NeurMedix, in exchange for the consideration set forth therein (collectively, the “Transaction”).

On May 9, 2021, the Company, NeurMedix and Acuitas entered into Amendment No. 1 to the APA (the “Amendment” and the APA as so amended, the “Purchase Agreement”), pursuant to which the parties agreed, among other things, to modify the contingent stock consideration that BioVie may be obligated to deliver to NeurMedix (or its successor) pursuant to the Purchase Agreement. Previously, BioVie was obligated to deliver contingent stock consideration to NeurMedix (or its successor) consisting of shares of BioVie’s common stock having an aggregate value of up to $3.0 billion, subject to the achievement of certain clinical, regulatory and commercial milestones related to the drug candidates to be acquired by BioVie from NeurMedix, and subject to a cap limiting each issuance of shares if such issuance would result in the beneficial ownership of NeurMedix and its affiliates exceeding 89.9999% of BioVie’s issued and outstanding common stock. Pursuant to the Amendment, BioVie will be obligated to deliver contingent stock consideration to NeurMedix (or its successor) consisting of up to 18.0 million shares of BioVie’s common stock, with 4.5 million shares issuable upon the achievement of each of the four milestones set forth in the Purchase Agreement, subject to a cap limiting the issuance of shares if such issuance would result in the beneficial ownership of NeurMedix and its affiliates exceeding 87.5% of BioVie’s issued and outstanding common stock.

The closing of the Transaction remains subject to customary conditions, including, among other things, the accuracy of representations and warranties, material performance of covenants, and the absence of a material adverse effect.

The Company’s Board of Directors approved the Amendment. The holder of a majority of the outstanding shares of the Company’s common stock executed a written consent approving the issuance of shares under the Purchase Agreement as amended. The Transaction is expected to close twenty calendar days after a related definitive information statement on Schedule 14C is mailed to the Company’s stockholders. NeurMedix’s Board of Directors and sole stockholder similarly approved the Amendment.

The above description of the Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2021 and is incorporated herein by reference, and the Amendment, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

April 27, 2021, BioVie Inc. (the “Company” or “BioVie”) entered into an Asset Purchase Agreement (the “APA”) with NeurMedix, Inc. (“NeurMedix”) and Acuitas Group Holdings, LLC (solely for purposes of Section 10.16 of the APA) (“Acuitas”), pursuant to which the Company agreed to acquire certain assets from NeurMedix and assume certain liabilities of NeurMedix, in exchange for the consideration set forth therein (collectively, the “Transaction”).

On May 9, 2021, the Company, NeurMedix and Acuitas entered into Amendment No. 1 to the APA (the “Amendment” and the APA as so amended, the “Purchase Agreement”), pursuant to which the parties agreed, among other things, to modify the contingent stock consideration that BioVie may be obligated to deliver to NeurMedix (or its successor) pursuant to the Purchase Agreement. Previously, BioVie was obligated to deliver contingent stock consideration to NeurMedix (or its successor) consisting of shares of BioVie’s common stock having an aggregate value of up to $3.0 billion, subject to the achievement of certain clinical, regulatory and commercial milestones related to the drug candidates to be acquired by BioVie from NeurMedix, and subject to a cap limiting each issuance of shares if such issuance would result in the beneficial ownership of NeurMedix and its affiliates exceeding 89.9999% of BioVie’s issued and outstanding common stock. Pursuant to the Amendment, BioVie will be obligated to deliver contingent stock consideration to NeurMedix (or its successor) consisting of up to 18.0 million shares of BioVie’s common stock, with 4.5 million shares issuable upon the achievement of each of the four milestones set forth in the Purchase Agreement, subject to a cap limiting the issuance of shares if such issuance would result in the beneficial ownership of NeurMedix and its affiliates exceeding 87.5% of BioVie’s issued and outstanding common stock.

The closing of the Transaction remains subject to customary conditions, including, among other things, the accuracy of representations and warranties, material performance of covenants, and the absence of a material adverse effect.

The Company’s Board of Directors approved the Amendment. The holder of a majority of the outstanding shares of the Company’s common stock executed a written consent approving the issuance of shares under the Purchase Agreement as amended. The Transaction is expected to close twenty calendar days after a related definitive information statement on Schedule 14C is mailed to the Company’s stockholders. NeurMedix’s Board of Directors and sole stockholder similarly approved the Amendment.

The above description of the Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2021 and is incorporated herein by reference, and the Amendment, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 regarding the issuance of shares pursuant to the Purchase Agreement, as amended by the Amendment, is incorporated by reference into this Item 3.02. Such shares will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On May 10, 2021, the Company issued a press release announcing its entry into the Amendment. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Any forward-looking statements contained in this Current Report on Form 8-K are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, information regarding the closing of the Transaction and any other statements by the Company’s management regarding future expectations, beliefs, goals, plans, or prospects. Forward-looking statements can often be identified by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will” or the negative of these terms or other comparable terminology. Actual events or results may differ materially and adversely from such forward-looking statements as a result of certain risks and uncertainties including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; the Company’s ability to successfully integrate and advance the assets acquired from NeurMedix; the risk that the Company may not realize the anticipated benefits from the Transaction; the Company’s need for, and the availability of, substantial capital in the future to fund its operations and research and development; risks related to pre-clinical or clinical testing; and other risks and uncertainties described above, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the Securities and Exchange Commission, including, but not limited to, those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 filed with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.2	Amendment No. 1 to Asset Purchase Agreement, dated May 9, 2021, by and among the Company, NeurMedix, Inc. and Acuitas Group Holdings, LLC
99.1	Press release dated May 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2021	BIOVIE INC.

	By:	/s/ Joanne Wendy Kim
	Name:	Joanne Wendy Kim
	Title:	Chief Financial Officer